Exhibit 4.2

OFFICER’S CERTIFICATE ESTABLISHING THE NOTES

AIR PRODUCTS AND CHEMICALS, INC.

$600,000,000 aggregate principal amount of 4.300% Notes due 2028

$500,000,000 aggregate principal amount of 4.900% Notes due 2032

Officer’s Certificate to the Trustee

The undersigned, Melissa N. Schaeffer, Executive Vice President and Chief Financial Officer of Air Products and Chemicals, Inc. (the “Company”), a Delaware corporation, hereby certifies on behalf of the Company pursuant to Sections 2.1, 2.3, 2.4 and 11.5 of the Indenture (the “Indenture”) dated as of April 30, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), in connection with the issuance of (i) $600,000,000 aggregate principal amount of the Company’s 4.300% Notes due 2028 (the “2028 Notes”) and (ii) $500,000,000 aggregate principal amount of the Company’s 4.900% Notes due 2032 (the “2032 Notes” and, together with the 2028 Notes, the “Notes”), as follows:

1.	The Indenture has been duly and validly authorized, executed and delivered by the Company.

2.

Attached hereto as Exhibit A is a true, correct and complete specimen of the 2028 Notes, which complies with the resolutions of the Board of Directors referred to below and which establishes the form and terms of the 2028 Notes as required by Sections 2.1 and 2.3 of the Indenture.

3.

Attached hereto as Exhibit B is a true, correct and complete specimen of the 2032 Notes, which complies with the resolutions of the Board of Directors referred to below and which establishes the form and terms of the 2032 Notes as required by Sections 2.1 and 2.3 of the Indenture.

4.	The Notes shall be issuable upon original issuance each in the form of Global Securities and in the name of Cede & Co., as nominee of The Depository Trust Company.

5.	The Trustee shall initially be appointed as the Paying Agent and Registrar with respect to the Notes.

6.

I have read and reviewed (i) the relevant provisions of the Indenture including, but not limited to Sections 2.1, 2.3, 2.4 and 11.5 of the Indenture and the definitions set forth in the Indenture as to terms used in those sections, setting forth the conditions relating to the authentication and delivery by the Trustee of the Notes; (ii) the resolutions of the Board of Directors relating to issuance and establishing the forms of the Notes and the manner in which the terms thereof are to be determined, (iii) the forms of the Notes attached hereto as Exhibit A and Exhibit B, respectively, and (iv) such agreements, certificates of public officials and officers or other representatives of the Company and such other documents, certificates and corporate or other records as I have deemed necessary or appropriate as the basis of the opinion herein expressed. In my opinion, I have made such examination or investigation as is necessary for me to express an informed opinion as to whether the covenants and conditions precedent to the execution and authentication by the Trustee of the Notes have been satisfied. In my opinion, all such covenants and conditions precedent to the issuance by the Company and the authentication and delivery by the Trustee of the Notes, as requested in the Company Order, dated as of the date hereof, pursuant to which the Company has requested that the Trustee authenticate and deliver the Notes, have been complied with in accordance with the terms of the Indenture.

Capitalized terms used herein without definition shall have the respective meanings ascribed to such terms in the Indenture.

[Signature page follows]

AIR PRODUCTS AND CHEMICALS, INC.

By:
Name:	Melissa N. Schaeffer
Title:	Executive Vice President and
Chief Financial Officer

Dated: June 11, 2025

[Signature Page to Officer’s Certificate Pursuant to the Indenture (USD)]

Exhibit A

Form of 4.300% Note due 2028

UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC” OR THE “DEPOSITARY”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF [*] OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO [*] OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, [*], HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR CERTIFICATES IN DEFINITIVE REGISTERED FORM, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

AIR PRODUCTS AND CHEMICALS, INC.

4.300% Note due 2028

CUSIP 009158 BN5

ISIN US009158BN52

Certificate No. [*]

Interest Payment Dates: June 11 and December 11 of each year, commencing December 11, 2025

Record Dates: The May 15 and November 15 preceding each Interest Payment Date

Interest Rate: 4.300% per annum

Original Issue Date: June 11, 2025	Maturity Date: June 11, 2028

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AIR PRODUCTS AND CHEMICALS, INC., a Delaware corporation (the “Issuer”), for value received, hereby promises to pay to [*] (the “Depositary”), as nominee of [*], or registered assigns, the principal sum of [*] Dollars ($[*]) on the Maturity Date specified above or upon earlier redemption or repayment at [*] (the “Paying Agent”), as Paying Agent, currently located at [*], or such other location or locations as may be provided for pursuant to the Indenture referred to herein, in such coin, currency or currency unit specified above as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest semi-annually on the Interest Payment Date in each year and on the Maturity Date or upon earlier redemption or repayment; commencing with the first Interest Payment Date following the Original Issue Date specified above on said principal sum at the Interest Rate specified above from the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from the Original Issue Date, until the principal hereof becomes due and payable; provided, however, that any payment of principal, interest or premium, if any, to be made on an Interest Payment Date, on the Maturity Date or on a date fixed for redemption or repayment which is not a Business Day (as hereinafter defined) shall be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, on the Maturity Date or on the date fixed for redemption or repayment, as the case may be, and no additional interest shall accrue as a result of such delayed payment. For purposes of this Note, “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in New York, New York.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date (whether or not a Business Day) immediately preceding such Interest Payment Date and interest payable on the Maturity Date or upon earlier redemption or repayment will be payable to the person to whom principal is payable, except that, if this Note is issued between a Record Date and the initial Interest Payment Date relating to such Record Date, interest for the period beginning on the Original Issue Date and ending on such initial Interest Payment Date shall be paid to the person to whom this Note shall have been originally issued. Payment of principal, interest and premium, if any, on this Note will be made, if at maturity or upon earlier redemption or repayment, on the Maturity Date or the date fixed for redemption or repayment, as applicable, upon surrender of this Note at the office of the Paying Agent. All such payments shall be made in immediately available funds, provided that this Note is presented to the Paying Agent in time for the Trustee to make such payments in such funds in accordance with its normal procedures. Payment of interest on this Note (other than interest paid on the Maturity Date or upon earlier redemption or repayment) will be made by wire transfer to the person entitled thereto appearing on the register for the Notes on the applicable Record Date; provided that such holder shall have designated such account by written notice to the Trustee no later than the Record Date preceding the applicable Interest Payment Date. Notwithstanding the foregoing, payments of principal, interest and premium, if any, on Global Securities shall be made in accordance with the Depositary’s procedures. Any interest not punctually paid or duly provided for shall be payable as provided in the Indenture referred to on the reverse hereof.

Interest will be computed on the basis of a 360-day year of twelve 30-day months.

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REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH AT THIS PLACE.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee under the Indenture referred to on the reverse hereof.

AGENCY FOR TRANSFER, EXCHANGE AND PAYMENT: THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed in its name by its duly authorized officers.

Dated: June 11, 2025

AIR PRODUCTS AND CHEMICALS, INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture.

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

Date of authentication: June 11, 2025

REVERSE OF NOTE

This Note is one of a duly authorized issue of a series of notes of the Issuer (hereinafter called the “Securities”) of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of April 30, 2020 (the “Indenture”), duly executed and delivered by the Issuer to The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the holders (the words “holders” or “holder” meaning the registered holders or registered holder of the Securities). The Securities may be issued in one or more series, which different series (and which securities issued within each series) may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption or repayment provisions (if any), may be subject to different sinking fund or analogous provisions (if any), may be subject to different Events of Default (as defined in the Indenture) and may otherwise vary as in the Indenture provided. This Note is one of a series designated as “4.300% Notes due 2028” (the “Notes”) of the Issuer, initially limited in aggregate principal amount to $[*], subject to the right of the Issuer to issue unlimited additional Securities under the Indenture having the same term as the Notes, without the consent of the holders of any Securities; provided that no additional Notes having such similar terms may be issued if an Event of Default has occurred and is continuing with respect to the Notes or if such additional Notes will not be fungible with the previously issued Notes for federal income tax purposes.

This Note will constitute part of the senior debt of the Issuer and will rank pari passu in right of payment with all other unsubordinated indebtedness of the Issuer. This Note will be issuable in fully registered form in denominations of $2,000 and additional multiples of $1,000 in excess thereof.

In case an Event of Default with respect to the Notes shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

Optional Redemption

Prior to May 11, 2028 (one month prior to their maturity date) (the “Par Call Date”), the Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points less (b) interest accrued to the date of redemption, and

(ii) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after the Par Call Date, the Issuer may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 15 days but not more than 60 days before the redemption date to each holder of Notes to be redeemed.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata or by lot. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary.

Unless the Issuer defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

Change of Control Offer

Upon the occurrence of a Change of Control Triggering Event, the Issuer will be required to make an offer (a “Change of Control Offer”) to each holder of Notes to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such holder’s Notes at a purchase price equal to 101% of the aggregate principal amount thereof, together with accrued and unpaid interest thereon to, but excluding, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, the Issuer will be required to mail (or otherwise transmit in accordance with DTC procedures) a notice to each holder stating:

1.	that the Change of Control Offer is being made pursuant to the covenant entitled “Change of Control Offer”;

2.	the purchase price and the purchase date, which shall be no earlier than 30 days nor later than 45 days after the date such notice is mailed (the “Change of Control Payment Date”);

3.	that any Notes not tendered will continue to accrue interest in accordance with the terms of the Indenture and this Note;

4.

that, unless the Issuer defaults in the payment of the Change of Control Payment, all Notes accepted for payment pursuant to the Change of Control Offer will cease to accrue interest after the Change of Control Payment Date;

5.

that holders will be entitled to withdraw their election if the paying agent receives, not later than the close of business on the fifth Business Day preceding the Change of Control Payment Date, a facsimile transmission or letter setting forth the name of the holder, the principal amount of Notes delivered for purchase, and a statement that such holder is unconditionally withdrawing its election to have such Notes purchased; and

6.

that holders whose Notes are being purchased only in part will be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered, which unpurchased portion must be equal to $2,000 in principal amount or an integral multiple of $1,000 in excess thereof.

The Issuer will not be required to make a Change of Control Offer following a Change of Control Triggering Event if a third party makes a Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in the Notes applicable to a Change of Control Offer made by the Issuer and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer. Notwithstanding anything to the contrary herein, a Change of Control Offer may be made in advance of a Change of Control Triggering Event, conditional upon such Change of Control, if a definitive agreement is in place for the Change of Control at the time of making the Change of Control Offer.

“Capital Stock” means any and all shares, interests, participations, rights or other equivalents, however designated, of corporate stock or partnership or membership interests, whether common or preferred.

“Change of Control” means the occurrence of any one of the following:

1.

the consummation of any transaction (including without limitation, any merger or consolidation) the result of which is that any person (including any “person” (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) other than the Issuer or one of its subsidiaries) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Issuer’s outstanding Voting Stock, measured by voting power rather than number of shares; or

2.	the adoption of a plan relating to the liquidation or dissolution of the Issuer.

Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control if (1) the Issuer becomes a direct or indirect wholly owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Issuer’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Ratings Decline.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating category of S&P). In the event that the Issuer shall select any other Rating Agency, the equivalent of such ratings by such Rating Agency shall be used.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agency” means each of Moody’s and S&P and any other Rating Agency appointed by the Issuer.

“Ratings Decline” means within 60 days after the earlier of, (i) the occurrence of a Change of Control or (ii) public notice of the occurrence of a Change of Control or the intention by the Issuer to effect a Change of Control (which period shall be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies) (the “Trigger Period”), (a) if two or more Rating Agencies are providing a rating for the Notes at the commencement of any Trigger Period, the rating of the Notes shall be reduced by at least two Rating Agencies and the Notes shall be rated below Investment Grade by each of such Rating Agencies or (b) if only one Rating Agency is providing a rating for the Notes at the commencement of any Trigger Period, the rating of the Notes shall be reduced by such Rating Agency and the Notes shall be rated below Investment Grade by such Rating Agency. Neither the Trustee nor the Paying Agent shall be responsible for monitoring the Issuer’s Investment Grade status or determining whether a Ratings Decline has occurred.

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and its successors.

“Voting Stock” with respect to any person, means securities of any class of Capital Stock of such person entitling the holders thereof (whether at all times or only so long as no senior class of stock or other relevant equity interest has voting power by reason of any contingency) to vote in the election of members of the board of directors of such person.

The Issuer shall comply in all material respects with the requirements of Regulation 14E under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Issuer shall comply with those securities laws and regulations and shall not be deemed to have breached the Issuer’s obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.

Miscellaneous

The Notes are subject to the provisions set forth in Article Ten of the Indenture. As a condition to effectuating a defeasance of the Notes pursuant to Section 10.2 of the Indenture, the Issuer shall deliver to the Trustee (i) an Officer’s Certificate and Opinion of Counsel to the effect that (1) for federal income tax purposes, the deposit of cash and/or U.S. Government Obligations or Foreign Government Securities in trust with the Trustee and the satisfaction and discharge of the Indenture with respect to the Notes pursuant to Section 10.2 will not cause the holders of the Notes to recognize income, gain or loss at such time and (2) for federal income tax purposes, such holders (and future holders of the Notes) will be subject to tax in the same manner as if the events described in the preceding clause (A) had not occurred, and (ii) an undertaking providing that the Issuer shall indemnify the Trustee on an after-tax basis against any increase in tax liability caused by the defeasance resulting from any change in federal, state or local tax law subsequent to the date referred to in the last sentence of paragraph (A) of Section 10.2 to the extent necessary to retire the Notes as provided in the last sentence of clause (A) of Section 10.2.

Upon due presentment for registration of transfer of this Note at the office of the Paying Agent or at such other office or agency as is designated by the Issuer, a new Note or Notes of authorized denominations for an equal aggregate principal amount and like tenor will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith; provided, however, that this Note is exchangeable only if (i) the Depositary notifies the Issuer that it is unwilling or unable to continue as Depositary for this Note or if at any time the Depositary ceases to be eligible or in good standing under the Exchange Act, or other applicable statutes or regulations, and the Issuer does not appoint a successor Depositary within 90 days after the Issuer received such notice or becomes aware of such ineligibility or lack of good standing or (ii) the Issuer in its sole discretion determines that this Note shall be exchanged for certificated Notes in definitive form, provided that the definitive Notes so issued in exchange for this Note shall be in authorized denominations and be of like aggregate principal amount and tenor and terms as the portion of this Note to be exchanged.

The Issuer will pay any administrative costs imposed by banks in connection with making payments on this Note by wire transfer, but any tax, assessment or governmental charge imposed upon payments will be borne by the holder hereof.

The Issuer, the Trustee and any agent of the Issuer or the Trustee shall deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

No recourse under or upon any obligation, covenant or agreement contained in the Indenture or in any Note, or because of any indebtedness evidenced thereby, shall be had against any incorporator, stockholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

Undefined terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — Custodian

(Cust) (Minor) under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

the within Note of AIR PRODUCTS AND CHEMICALS, INC. and hereby does irrevocably constitute and appoint

Attorney to transfer the said Note on the books of the within-named Issuer, with full power of substitution in the premises.

Dated

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Exhibit B

Form of 4.900% Note due 2032

UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC” OR THE “DEPOSITARY”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF [*] OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO [*] OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, [*], HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR CERTIFICATES IN DEFINITIVE REGISTERED FORM, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

AIR PRODUCTS AND CHEMICALS, INC.

4.900% Note due 2032

CUSIP 009158 BP0

ISIN US009158BP01

Certificate No. [*]

Interest Payment Dates: April 11 and October 11 of each year, commencing October 11, 2025

Record Dates: The March 15 and September 15 preceding each Interest Payment Date

Interest Rate: 4.900% per annum

Original Issue Date: June 11, 2025	Maturity Date: October 11, 2032

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AIR PRODUCTS AND CHEMICALS, INC., a Delaware corporation (the “Issuer”), for value received, hereby promises to pay to [*] (the “Depositary”), as nominee of [*], or registered assigns, the principal sum of [*] Dollars ($[*]) on the Maturity Date specified above or upon earlier redemption or repayment at the Corporate Trust Office of [*] (the “Paying Agent”), as Paying Agent, currently located at [*], or such other location or locations as may be provided for pursuant to the Indenture referred to herein, in such coin, currency or currency unit specified above as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest semi-annually on the Interest Payment Date in each year and on the Maturity Date or upon earlier redemption or repayment; commencing with the first Interest Payment Date following the Original Issue Date specified above on said principal sum at the Interest Rate specified above from the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from the Original Issue Date, until the principal hereof becomes due and payable; provided, however, that any payment of principal, interest or premium, if any, to be made on an Interest Payment Date, on the Maturity Date or on a date fixed for redemption or repayment which is not a Business Day (as hereinafter defined) shall be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, on the Maturity Date or on the date fixed for redemption or repayment, as the case may be, and no additional interest shall accrue as a result of such delayed payment. For purposes of this Note, “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in New York, New York.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date (whether or not a Business Day) immediately preceding such Interest Payment Date and interest payable on the Maturity Date or upon earlier redemption or repayment will be payable to the person to whom principal is payable, except that, if this Note is issued between a Record Date and the initial Interest Payment Date relating to such Record Date, interest for the period beginning on the Original Issue Date and ending on such initial Interest Payment Date shall be paid to the person to whom this Note shall have been originally issued. Payment of principal, interest and premium, if any, on this Note will be made, if at maturity or upon earlier redemption or repayment, on the Maturity Date or the date fixed for redemption or repayment, as applicable, upon surrender of this Note at the office of the Paying Agent. All such payments shall be made in immediately available funds, provided that this Note is presented to the Paying Agent in time for the Trustee to make such payments in such funds in accordance with its normal procedures. Payment of interest on this Note (other than interest paid on the Maturity Date or upon earlier redemption or repayment) will be made by wire transfer to the person entitled thereto appearing on the register for the Notes on the applicable Record Date; provided that such holder shall have designated such account by written notice to the Trustee no later than the Record Date preceding the applicable Interest Payment Date. Notwithstanding the foregoing, payments of principal, interest and premium, if any, on Global Securities shall be made in accordance with the Depositary’s procedures. Any interest not punctually paid or duly provided for shall be payable as provided in the Indenture referred to on the reverse hereof.

Interest will be computed on the basis of a 360-day year of twelve 30-day months.

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REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH AT THIS PLACE.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee under the Indenture referred to on the reverse hereof.

AGENCY FOR TRANSFER, EXCHANGE AND PAYMENT: THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed in its name by its duly authorized officers.

Dated: June 11, 2025

AIR PRODUCTS AND CHEMICALS, INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture.

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

Date of authentication: June 11, 2025

REVERSE OF NOTE

This Note is one of a duly authorized issue of a series of notes of the Issuer (hereinafter called the “Securities”) of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of April 30, 2020 (the “Indenture”), duly executed and delivered by the Issuer to The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the holders (the words “holders” or “holder” meaning the registered holders or registered holder of the Securities). The Securities may be issued in one or more series, which different series (and which securities issued within each series) may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption or repayment provisions (if any), may be subject to different sinking fund or analogous provisions (if any), may be subject to different Events of Default (as defined in the Indenture) and may otherwise vary as in the Indenture provided. This Note is one of a series designated as “4.900% Notes due 2032” (the “Notes”) of the Issuer, initially limited in aggregate principal amount to $[*], subject to the right of the Issuer to issue unlimited additional Securities under the Indenture having the same term as the Notes, without the consent of the holders of any Securities; provided that no additional Notes having such similar terms may be issued if an Event of Default has occurred and is continuing with respect to the Notes or if such additional Notes will not be fungible with the previously issued Notes for federal income tax purposes.

This Note will constitute part of the senior debt of the Issuer and will rank pari passu in right of payment with all other unsubordinated indebtedness of the Issuer. This Note will be issuable in fully registered form in denominations of $2,000 and additional multiples of $1,000 in excess thereof.

In case an Event of Default with respect to the Notes shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

Optional Redemption

Prior to August 11, 2032 (two months prior to their maturity date) (the “Par Call Date”), the Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points less (b) interest accrued to the date of redemption, and

(ii) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.

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On or after the Par Call Date, the Issuer may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

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The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 15 days but not more than 60 days before the redemption date to each holder of Notes to be redeemed.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata or by lot. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary.

Unless the Issuer defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

Change of Control Offer

Upon the occurrence of a Change of Control Triggering Event, the Issuer will be required to make an offer (a “Change of Control Offer”) to each holder of Notes to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such holder’s Notes at a purchase price equal to 101% of the aggregate principal amount thereof, together with accrued and unpaid interest thereon to, but excluding, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, the Issuer will be required to mail (or otherwise transmit in accordance with DTC procedures) a notice to each holder stating:

1.	that the Change of Control Offer is being made pursuant to the covenant entitled “Change of Control Offer”;

2.	the purchase price and the purchase date, which shall be no earlier than 30 days nor later than 45 days after the date such notice is mailed (the “Change of Control Payment Date”);

3.	that any Notes not tendered will continue to accrue interest in accordance with the terms of the Indenture and this Note;

4.

that, unless the Issuer defaults in the payment of the Change of Control Payment, all Notes accepted for payment pursuant to the Change of Control Offer will cease to accrue interest after the Change of Control Payment Date;

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5.

that holders will be entitled to withdraw their election if the paying agent receives, not later than the close of business on the fifth Business Day preceding the Change of Control Payment Date, a facsimile transmission or letter setting forth the name of the holder, the principal amount of Notes delivered for purchase, and a statement that such holder is unconditionally withdrawing its election to have such Notes purchased; and

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that holders whose Notes are being purchased only in part will be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered, which unpurchased portion must be equal to $2,000 in principal amount or an integral multiple of $1,000 in excess thereof.

The Issuer will not be required to make a Change of Control Offer following a Change of Control Triggering Event if a third party makes a Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in the Notes applicable to a Change of Control Offer made by the Issuer and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer. Notwithstanding anything to the contrary herein, a Change of Control Offer may be made in advance of a Change of Control Triggering Event, conditional upon such Change of Control, if a definitive agreement is in place for the Change of Control at the time of making the Change of Control Offer.

“Capital Stock” means any and all shares, interests, participations, rights or other equivalents, however designated, of corporate stock or partnership or membership interests, whether common or preferred.

“Change of Control” means the occurrence of any one of the following:

1.

the consummation of any transaction (including without limitation, any merger or consolidation) the result of which is that any person (including any “person” (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) other than the Issuer or one of its subsidiaries) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Issuer’s outstanding Voting Stock, measured by voting power rather than number of shares; or

2.	the adoption of a plan relating to the liquidation or dissolution of the Issuer.

Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control if (1) the Issuer becomes a direct or indirect wholly owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Issuer’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Ratings Decline.

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“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating category of S&P). In the event that the Issuer shall select any other Rating Agency, the equivalent of such ratings by such Rating Agency shall be used.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agency” means each of Moody’s and S&P and any other Rating Agency appointed by the Issuer.

“Ratings Decline” means within 60 days after the earlier of, (i) the occurrence of a Change of Control or (ii) public notice of the occurrence of a Change of Control or the intention by the Issuer to effect a Change of Control (which period shall be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies) (the “Trigger Period”), (a) if two or more Rating Agencies are providing a rating for the Notes at the commencement of any Trigger Period, the rating of the Notes shall be reduced by at least two Rating Agencies and the Notes shall be rated below Investment Grade by each of such Rating Agencies or (b) if only one Rating Agency is providing a rating for the Notes at the commencement of any Trigger Period, the rating of the Notes shall be reduced by such Rating Agency and the Notes shall be rated below Investment Grade by such Rating Agency. Neither the Trustee nor the Paying Agent shall be responsible for monitoring the Issuer’s Investment Grade status or determining whether a Ratings Decline has occurred.

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and its successors.

“Voting Stock” with respect to any person, means securities of any class of Capital Stock of such person entitling the holders thereof (whether at all times or only so long as no senior class of stock or other relevant equity interest has voting power by reason of any contingency) to vote in the election of members of the board of directors of such person.

The Issuer shall comply in all material respects with the requirements of Regulation 14E under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Issuer shall comply with those securities laws and regulations and shall not be deemed to have breached the Issuer’s obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.

Miscellaneous

The Notes are subject to the provisions set forth in Article Ten of the Indenture. As a condition to effectuating a defeasance of the Notes pursuant to Section 10.2 of the Indenture, the Issuer shall deliver to the Trustee (i) an Officer’s Certificate and Opinion of Counsel to the effect that (1) for federal income tax purposes, the deposit of cash and/or U.S. Government Obligations or Foreign Government Securities in trust with the Trustee and the satisfaction and discharge of the Indenture with respect to the Notes pursuant to Section 10.2 will not cause the holders of the

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Notes to recognize income, gain or loss at such time and (2) for federal income tax purposes, such holders (and future holders of the Notes) will be subject to tax in the same manner as if the events described in the preceding clause (A) had not occurred, and (ii) an undertaking providing that the Issuer shall indemnify the Trustee on an after-tax basis against any increase in tax liability caused by the defeasance resulting from any change in federal, state or local tax law subsequent to the date referred to in the last sentence of paragraph (A) of Section 10.2 to the extent necessary to retire the Notes as provided in the last sentence of clause (A) of Section 10.2.

Upon due presentment for registration of transfer of this Note at the office of the Paying Agent or at such other office or agency as is designated by the Issuer, a new Note or Notes of authorized denominations for an equal aggregate principal amount and like tenor will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith; provided, however, that this Note is exchangeable only if (i) the Depositary notifies the Issuer that it is unwilling or unable to continue as Depositary for this Note or if at any time the Depositary ceases to be eligible or in good standing under the Exchange Act, or other applicable statutes or regulations, and the Issuer does not appoint a successor Depositary within 90 days after the Issuer received such notice or becomes aware of such ineligibility or lack of good standing or (ii) the Issuer in its sole discretion determines that this Note shall be exchanged for certificated Notes in definitive form, provided that the definitive Notes so issued in exchange for this Note shall be in authorized denominations and be of like aggregate principal amount and tenor and terms as the portion of this Note to be exchanged.

The Issuer will pay any administrative costs imposed by banks in connection with making payments on this Note by wire transfer, but any tax, assessment or governmental charge imposed upon payments will be borne by the holder hereof.

The Issuer, the Trustee and any agent of the Issuer or the Trustee shall deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

No recourse under or upon any obligation, covenant or agreement contained in the Indenture or in any Note, or because of any indebtedness evidenced thereby, shall be had against any incorporator, stockholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

Undefined terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

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THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT — Custodian
(Cust) (Minor)
under Uniform Gifts to Minors Act
(State)
Additional abbreviations may also be used though not in the above list

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

the within Note of AIR PRODUCTS AND CHEMICALS, INC. and hereby does irrevocably constitute and appoint

Attorney to transfer the said Note on the books of the within-named Issuer, with full power of substitution in the premises.

Dated

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

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